                                                                    EXHIBIT 4.11



          NUMBER         [PREMIUM STANDARD FARMS LOGO]
PSF                       PREMIUM STANDARD FARMS, INC.                SHARES
  COMMON STOCK
PAR VALUE $0.01





INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
  OF THE STATE OF DELAWARE                   AND PROVISIONS RELATING TO TRANSFER
                                             OR OTHER RIGHTS AND RESTRICTIONS



                                                             CUSIP 74060C 10 5

CERTIFIES THAT




IS THE OWNER OF

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

PREMIUM STANDARD FARMS, INC. (hereinafter the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are not issued and are not valid unless countersigned and registered by the Transfer Agent and Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                                     [SEAL]

/s/ Gerard J. Schulte                                   /s/ John M. Meyer

SECRETARY                                               CHIEF EXECUTIVE OFFICER



                                                   COUNTERSIGNED AND REGISTERED:
                                                                  UMB BANK, N.A.



                                                               BY TRANSFER AGENT
                                                                   AND REGISTRAR



                                                            AUTHORIZED SIGNATURE

     No individual or entity may own any class of capital stock ("Shares") of Premium Standard Farms, Inc. (the "Company") to the extent such ownership would cause the Company to be in violation of Missouri's statutory prohibition (Missouri Revised Statutes Section 442.560 to 442.592, as amended from time to time and any regulations thereunder) against non-U.S. citizens and non-U.S. entities holding a controlling interest in a business that owns land used for farming (the "Foreign Ownership Limitations"). As a protective measure intended to ensure that the Company does not violate the Foreign Ownership Limitations, no non-U.S. citizen or non-U.S. entity may own, in the aggregate, directly or indirectly, more than 10% of any Shares without the Company's prior written consent. In addition, to prevent a violation of the Foreign Ownership Limitations, any holder of Shares may be forced to dispose of such Shares and may be subject to redemption of such Shares by the Company. The described restriction, forced disposal, redemption and additional terms and conditions are set forth in Article X of the Company's Amended and Restated Certificate of Incorporation, which is available upon request. Each holder of this Stock Certificate, by accepting the same, accepts and agrees to the foregoing.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                       UNIF GIFT MIN ACT ______________  Custodian _______________
                                                                             (Cust)                   (Minor)
TEN ENT -- as tenants by the entireties
                                                                        under Uniform Gifts to Minor
JT TEN  -- as joint tenants with right of                               Act____________________
           survivorship and not as tenants                                       (State)
           in common
                                                     UNIF TRANS MIN ACT _______________  Custodian _____________
                                                                             (Cust)                  (Minor)
                                                                        under Uniform Transfers to Minor
                                                                        Act_____________________
                                                                                  (State)


     Additional abbreviations may also be used though not in the above list.


For value received, __________ hereby sell(s), assign(s) and transfer(s) unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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--------------------------------------------------------------------------------
                                                                          shares
-------------------------------------------------------------------------
of the common stock represented by the within certificate and do(es) hereby irrevocably constitute and appoint



___________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
      --------------------------------


                                      ------------------------------------------
                          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.



Signature(s) Guaranteed:



--------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.







KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.